US.357005853.02 Wejo | Second Amendment to Secured Note Page 1 SECOND AMENDMENT TO SECURED NOTE This SECOND AMENDMENT TO SECURED NOTE (this “Second Amendment”) is made as of April 17, 2023 (the “Effective Date”) by and between Wejo Group Limited, an exempted company limited by shares incorporated under the laws of Bermuda (the “Company”), and Esousa Holdings, LLC (the “Holder”). RECITALS A. Pursuant to that certain Securities Purchase Agreement dated as of February 27, 2023 by and between the Company and the Holder (the “Agreement”), the Company issued that certain Secured Note dated as of February 27, 2023 in favor of the Holder (the “Note”). B. The Company and the Holder entered into that certain First Amendment to Secured Note (the “First Amendment”) on March 28, 2023 by which they, among other things, extended the Maturity Date of the Note to April 17, 2023. C. The Company and the Holder desire to further extend the Maturity Date of the Note. NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereby agree as follows: AGREEMENT 1. Defined Terms. Capitalized terms used herein and not defined shall have the meanings given to such terms in the Note. 2. Amendments to Note. The definition of “Maturity Date” set forth in Section 34 of the Note is hereby amended by deleting the date “April 17, 2023” and inserting the date “May 1, 2023” in substitution therefor; provided, however, such date shall automatically be extended to May 15, 2023 if the principal payment set forth in Section 4(b) of this Second Amendment is timely made in accordance with the terms thereof. For the avoidance of doubt, Interest shall continue to accrue on any outstanding Principal at the applicable Interest Rate through to the extended Maturity Date. 3. Extension Fee. At the Maturity Date, in addition to the other amounts due to the Holder under the Note, the Company will pay the Holder an extension fee in the amount of $310,346.07 in addition to the extension fee of $368,421.00 under the First Amendment (collectively, the “Extension Fees”), for total Extension Fees of $678,767.07. For the avoidance of doubt, the Extension Fees shall be deemed additional Principal under the Note, each was earned on the effective dates of each of the First Amendment and this Second Amendment, as applicable, and interest will accrue on each Extension Fee commencing on each such date. 4. Repayment of Principal. The Company shall pay to the Holder for application to the outstanding Principal of the Note (subject always to the terms of the Deed of Priority) as follows: (a) on or prior to the first business day following the Effective Date, in an amount equal to $1,000,000, (b) on or prior to May 1, 2023, in an amount equal to $2,000,000 and (c) if the payment referred to in Section (4)(b) of this Second Amendment is timely made, on or prior to May 15, 2023, all remaining outstanding Principal plus all other amounts due to the Holder under the Note. If the payment referred to in Section (4)(b) of this Second Amendment is not timely made, all remaining outstanding Principal and all other amounts due to the Holder under the Note shall be due on May 1, 2023 (subject to the terms of Deed of Priority). Notwithstanding the foregoing, and provided such payment is permitted pursuant to the Deed of Priority, DocuSign Envelope ID: 1D5E36AC-D567-408E-A642-E4B9AE218556

US.357005853.02 Wejo | Second Amendment to Secured Note Page 2 the Company shall pay to the Holder for application to the outstanding Principal and interest under the Note all funds received by the Company from the proceeds of any new capital raise after the date hereof. 5. No Other Changes. Except as explicitly amended by this Second Amendment, all of the terms and conditions of the Note shall remain in full force and effect. 6. References. All references in the Note to “this Note” shall be deemed to refer to the Note as amended hereby; and any and all references in the Agreement and the other Transaction Documents to “the Note” shall be deemed to refer to the Note as amended hereby. 7. Counterparts. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. [signature page follows] DocuSign Envelope ID: 1D5E36AC-D567-408E-A642-E4B9AE218556

Wejo | Second Amendment to Secured Note Signature Page IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above. COMPANY: WEJO GROUP LIMITED By: _________________________________ Name: John Maxwell Title: Chief Financial Officer DocuSign Envelope ID: 1D5E36AC-D567-408E-A642-E4B9AE218556

Wejo | Second Amendment to Secured Note Signature Page HOLDER: ESOUSA HOLDINGS, LLC By: _________________________________ Name: Michael Wachs Title: Managing Member DocuSign Envelope ID: 1D5E36AC-D567-408E-A642-E4B9AE218556